MSL

Howe Barnes
Hoefer & Arnett
14th Annual Bank Conference
The Ritz-Carlton - Chicago, IL
August 18, 2009
__________________________________________________________________________________________________________
C.R. “Rusty” Cloutier
President & Chief Executive Officer
NYSE Alternext: MSL

The Private Securities Litigation Act of 1995 provides a safe harbor for disclosure of information about a company’s anticipated future financial performance. This act protects a company from unwarranted litigation if actual results differ from management expectations. This discussion and analysis reflects management’s current views and estimates of future economic circumstances, industry conditions, MidSouth’s performance and financial results. A number of factors and uncertainties could cause actual results to differ from the anticipated results and expectations expressed in the discussion.

Strategic Focus
• Concentrate heavily on growth markets: Southeast Texas and South Louisiana
• Capital and balance sheet management
• Strengthen infrastructure in regards to operations, human capital and technology
• Leverage branch build out completed in 2005 - 2008
• Enhance middle market strategy and resources
• Preserve customer service focus
• Maximize shareholder value

Current Market Footprint
▪Strategically located along I-10, I-49 and Hwy 90 corridors

49

Market Employment and Locations
▪Unemployment rates significantly below national averages
▪ Sustained job growth

4.6
6.4
6.9
9.0
5.9
5.4
7.0
5.0
6.2
4.8
6.3
6.8
4.3
4.2
1
2
1
4
4
9
5
3
7
Source: Bureau of Labor
Statistics (as of May ‘09)
Unemployment rate
Number of Locations
U.S Average = 9.4%
MidSouth Market Average = 6.0%

Seven Principles of Responsible Banking—Rule 1
STICK TO THE 3 Cs OF CREDIT
• Capacity
• Character
• Collateral
Ensure all loan processing is accurate, prompt, and efficient and follows bank policy and regulatory guidelines
Banking should be an extremely simple business

Seven Principles of Responsible Banking—Rule 2
STAY CLOSE TO YOUR CUSTOMER
• Reach out to your customer
• Understand your customer’s competitor
• Empower your employees
• Maintain a keen interest in your customer’s business
It’s our business to understand our customer’s business

Seven Principles of Responsible Banking—Rule 3
PLAN FOR A RAINY DAY
• Take a conservative approach to balance sheet management
• Maintain a strong net interest margin
• Maintain a strong capital base
Keep a sharp focus on maintaining a strong net interest margin

Seven Principles of Responsible Banking—Rule 4
PROVIDE PRODUCTS AND SERVICES THE CUSTOMER
ACTUALLY WANTS AND NEEDS
• Offer products and services that are right for the customer
• Continuously assess your customers’ changing needs
• Align your product offering on your understanding of your
 customer segments
Assessing customers’ changing needs is the best way to stay
ahead of the competition

Seven Principles of Responsible Banking—Rule 5
CREATE A TWO-WAY DIALOGUE WITH YOUR COMMUNITY
• Proactively identify customers in need of financing
• Remain a community partner regardless of economic challenges
• Put corporate giving decision in the local markets
Good corporate citizens have an obligation to remain active

Seven Principles of Responsible Banking—Rule 6
CONTINUE TO IMPROVE CUSTOMER CARE
• Technology is not the only solution for providing world-class customer service
• High quality customer care is not delivered through a low-cost, automated response system
• Customers and potential customers are becoming increasingly quality-conscious
It is essential to maintain a personal touch with each and every customer

Seven Principles of Responsible Banking—Rule 7
INVEST IN YOUR EMPLOYEES
• Well-trained employees are the best insurance for holding onto valuable customers
• Ensure a consistent and comprehensive flow of information to your employees
• Keep employees abreast of changes in the organization
Hire the best and brightest and do everything to retain them

Financial Performance

-

Financial Performance - Balance Sheet

Tier 1 Leverage Ratio
Sound Capital
Levels
▪ Company is well
 capitalized
▪ Conservation of
 capital is primary
 emphasis

Financial Performance - Credit Quality Metrics

• Of the total $15.7 million in nonaccrual loans reported at June 30, 2009, $12.9 million, or
 82%, are in the Baton Rouge market.

Financial Performance - Nonperforming Assets
Asset Quality
▪ Engaged & Focused
 on Regional
 Economies
▪ Experienced and
 Accomplished
 Management &
 Board

Yields
▪ NIM remains near
 the top of peer group
▪ Balanced interest
 rate sensitivity
▪ Active management
 of Loan/Deposit
 Pricing
▪ Focus on deposit mix

Financial Performance – Yield Cost / NIM

Financial Performance - Asset Mix
Average Earning
Asset Mix
(Taxable Equivalent
Yields)
▪ Sustained Strong
Yields

7.99%
4.36%
6.93%
4.28%

Financial Performance - Liquidity
Liquidity
▪ Funding Capacity
▪ Challenging Macro
 Environment
▪ Loan Growth
 Suppressed by
 Customer Liquidity

Financial Performance - Deposit Mix
Deposit Mix
▪ Strong & Stable Core
 Funding Sources
▪ Maintaining Solid
 Non-Interest
 Bearing Base
▪ Regional Economies
 Affecting Deposit
 Levels

Financial Performance - Loan Mix
Loan Mix
▪ Diversified Loan
 Portfolio: Industry &
 Geography
▪ Focused on C & I
 Lending

24
Financial Performance - Commercial and Industrial
Commercial and
 Industrial Loan
 Mix
▪ Diversified C&I loan
 portfolio across major
 business sectors

Financial Performance - Loan Mix
Real Estate Loan
 Portfolio Mix
▪ Zero Sub-Prime RE
 Loans
▪ RE Portfolio is heavily
 weighted in
 Commercial Sector

Financial Performance - Loan Mix
Consumer Real
 Estate Loan
 Mix
▪ Over two-thirds
 of Consumer Real
 Estate Loan Dollars
 are in 1st Mortgages
▪ Very low exposure in
 HELOC's (only 0.2%
 of Total Real Estate
 Loan Portfolio)

Financial Performance - Loan Mix

Diversified Loan Portfolio Across Industrial Sectors

Peer Group Comparison - Revenue Generation
▪ Significantly higher
 revenue generation
 relative to peer group
▪ Revenues (NIM plus
 noninterest income)
 to average earning
 assets
*Peer group is all banks with assets between $750 million and $1.5 billion in Louisiana and contiguous states
Source: BancIntelligence

▪ Consistently and
 significantly higher
 loan yields relative to
 peer group
*Peer group is all banks with assets between $750 million and $1.5 billion in Louisiana and contiguous states
Source: BancIntelligence
Peer Group Comparison- Loan Yield

31

▪ Consistently lower
 cost of funds
 compared to peer
 group
*Peer group is all banks with assets between $750 million and $1.5 billion in Louisiana and contiguous states
Source: BancIntelligence
Peer Group Comparison- Cost of Funds

32
32

Peer Group Comparison- Service Charge Fee Income
▪ Consistently higher
 service charge fee
 income to average
 earning assets
 relative to peer group
*Peer group is all banks with assets between $750 million and $1.5 billion in Louisiana and contiguous states
Source: BancIntelligence

33
33

▪ Higher delivery
 system expense
 relative to peer group
▪ Attributable to the
 recent branch build
 out (2005 - 2008) -
 Positioning the bank
 to realize significant
 operating leverage
 going forward
▪ Premises & fixed
 asset expense to
 average earning
 assets
*Peer group is all banks with assets between $750 million and $1.5 billion in Louisiana and contiguous states
Source: BancIntelligence
Peer Group Comparison- Delivery System Expense

▪ Target Markets
▪ Existing Growth Markets
▪ Focus on TX/LA Footprint
▪ “Buy & Build” Opportunities
▪ Preserve Culture
▪ CRM Implementation
▪ Expense Governance
▪ Vendor Management
▪ Charter Merger
▪ Maintain Sound
 Capital Levels
▪ Asset Quality
 Management
▪ Focus on Deposit Mix
 Versus Competing on
 Price
▪ Retain Veteran Team
▪ Compensation Structure
▪ Strategic Initiatives
▪ Strengthen Infrastructure

Strategic Recap

P.O. Box 3745 - Lafayette, LA 70502
C.R. “Rusty” Cloutier
President & Chief Executive Officer
cloutier@midsouthbank.com